UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A
Amendment No. 1
CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) June 26, 2008
NeuStar, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-32548	52-2141938
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

46000 Center Oak Plaza
Sterling, Virginia	20166
(Address of principal executive offices)	(Zip Code)
(571) 434-5400
(Registrant’s telephone number, including area code.)
N/A
(Former name and former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
(d) Gareth Chang was appointed to the Board of Directors (the “Board”) of NeuStar, Inc. (the “Company”) effective June 1, 2008. In connection with Mr. Chang’s appointment, the Company filed a current report on Form 8-K on June 3, 2008 (the “Report”). This Current Report on Form 8-K/A is being filed to supplement Item 5.02 of the Report with information regarding a committee appointment for Mr. Chang.
     On June 26, 2008, the Board appointed Mr. Chang to the Board’s Compensation Committee.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 1, 2008	NEUSTAR, INC.
	By:	/s/ Jeffrey E. Ganek
		Name:	Jeffrey E. Ganek
		Title:	Chairman and Chief Executive Officer